UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2024, the Board of Directors of MarketAxess Holdings Inc. (the “Company”) approved amended and restated By-laws (the “Amended and Restated By-laws”) of the Company, effective immediately. The Amended and Restated By-laws now provide stockholders owning a combined 25% or more of the Company’s outstanding common stock with the right to call a special meeting of stockholders, consistent with the management proposal approved by stockholders at the Company’s Annual Meeting of Stockholders on June 5, 2024.

The Board of Directors also took the opportunity to refresh certain other provisions of the By-laws. Such other changes include:

•

Modernized the advance notice requirements for the nomination of directors and proposal of business by stockholders, including with respect to the notice, questionnaires and other representations and information required to be provided, and reflected the Securities and Exchange Commission’s adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended;

•	Included procedural requirements for pre-existing stockholder right to act by written consent;

•	Clarified and streamlined officer duties and responsibilities;

•	Updated the director and officer indemnification provisions to reflect evolving market standards; and

•	Modernized the notice and meeting provisions to allow for notice by electronic means and expressly authorizing stockholder meetings to be held by remote communications.

The foregoing description of the Amended and Restated By-laws is qualified in its entirety by reference to the Amended and Restated By-laws filed as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

3.1	Amended and Restated By-laws of MarketAxess Holdings Inc., dated as of July 17, 2024.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: July 19, 2024	By:	/s/ Scott Pintoff
	Name:	Scott Pintoff
	Title:	General Counsel and Corporate Secretary